Exhibit 10.2

EXECUTION VERSION

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of November 3, 2014 by and between Rand Worldwide, Inc., a Delaware corporation (the “Borrower”), Rand Worldwide Foreign Holdings, Inc., a Delaware corporation (“Rand Holdings”) and Rand Worldwide Subsidiary, Inc., a Delaware corporation (“Rand Worldwide”) (the Borrower, Rand Holdings and Rand Worldwide each a “Grantor”, and collectively, the “Grantors”), and JPMorgan Chase Bank, N.A. (the “Lender”).

PRELIMINARY STATEMENT

The Grantors and the Lender are entering into a Credit Agreement of even date herewith (as it may be amended or modified from time to time, the “Credit Agreement”). Each Grantor is entering into this Security Agreement in order to induce the Lender to enter into and extend credit to the Borrower under the Credit Agreement.

ACCORDINGLY, the Grantors and the Lender hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1. Terms Defined in Credit Agreement. All capitalized terms used in this Security Agreement and not otherwise defined in this Security Agreement shall have the meanings assigned to such terms in the Credit Agreement.

1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used in this Security Agreement as defined in the UCC.

1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and Preliminary Statement of this Security Agreement, the following terms shall have the following meanings:

“Account” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assignment of Claims Act” means, collectively, the Assignment of Claims Act of 1940, as amended, any applicable rules, regulations and interpretations issued pursuant thereto and any amendments to any of the foregoing.

“Borrower” shall have the meaning set forth in the preamble of this Security Agreement.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Closing Date” means the date of the Credit Agreement.

“Collateral” shall have the meaning set forth in Article II of this Security Agreement.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Lender, between the Lender and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

“Commercial Tort Claim” means all “commercial tort claims” (as defined in Article 9 of the UCC) of any Grantor.

“Control” shall have the meaning set forth in Article 8 or, as applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC, and, with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), shall have the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.

“Copyright” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all moral rights in any of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (e) the right to sue for past, present, and future infringements of any of the foregoing; and (f) all rights corresponding to any of the foregoing throughout the world.

“Credit Agreement” shall have the meaning set forth in the Preliminary Statement of this Security Agreement.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Lender, among any Loan Party, a banking or other financial institution holding such Loan Party’s funds, and the Lender with respect to collection and control of all deposits and balances held in a deposit account maintained by such Loan Party with such banking or other financial institution.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Document” shall have the meaning set forth in Article 9 of the UCC.

“Domestic Subsidiary” means all Subsidiaries incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“Event of Default” means an event described in Section 5.1 of this Security Agreement.

“Excluded Account” means any Deposit Account of a Loan Party which is used exclusively for the payment of payroll, payroll taxes or employee benefits.

“Excluded Assets” means the following: (i) pledges and security interests prohibited by applicable law, rule or regulation or which would require governmental (including regulatory) consent, approval, license or authorization with respect to such pledge unless such consent, approval, license or authorization has been received; (ii) any lease, license or other agreement or any property subject to a purchase money security interest, capital lease obligation or similar arrangements, in each case, to the extent permitted under the Credit Agreement, or to the extent that a grant of a security interest in such lease, license or other agreement would require a third party consent that would violate or invalidate such lease, license or agreement, purchase money, capital lease or a similar arrangement or create a right of termination in favor of any other party thereto (other than Borrower or any subsidiary); (iii) the Excluded Equity Interests; (iv) the Excluded Accounts, and (v) assets of any Foreign Subsidiary.

“Excluded Equity Interests” shall mean (i) more than sixty-five percent (65%) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of any Foreign Subsidiary and any Domestic Subsidiary that holds no substantial assets other than stock in one or more foreign corporations so long as the Grantors represent, warrant and certify to Lender to its reasonable satisfaction that such Domestic Subsidiary owns no substantial assets other than stock in one or more foreign corporations; and (ii) any issued and outstanding Equity Interests of an Insignificant Subsidiary.

“Excluded Payments” shall have the meaning set forth in Section 4.6(d)(iii) of this Security Agreement.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another agreement, certificate or document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Government Account” shall mean any Account owing directly by the United States of America or any department, agency or instrumentality of the United States of America to a Loan Party under a Government Contract.

“Government Contract” means any prime contract between the United States of America or any department, agency or instrumentality of the United States of America and a Loan Party.

“Grantor” shall have the meaning set forth in the Preamble of this Security Agreement.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Lender” shall have the meaning set forth in the Preamble of this Security Agreement.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantors, whether or not physically delivered to the Lender pursuant to this Security Agreement, other than the Excluded Equity Interests.

“Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

“Section” means a numbered section of this Security Agreement, unless another agreement, certificate or document is specifically referenced.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Security Agreement” shall have the meaning set forth in the Preamble of this Security Agreement.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. As used in this definition, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Lender’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Lender a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Copyrights, Patents and Trademarks;

(iv)	all Documents;

(v)	all Equipment;

(vi)	all Fixtures;

(vii)	all General Intangibles;

(viii)	all Goods;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all cash or cash equivalents;

(xiii)	all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)	all cash and Deposit Accounts with any bank or other financial institution;

(xv)	all Commercial Tort Claims; and

(xvi)	all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Secured Obligations. Notwithstanding anything herein to the contrary, the term “Collateral” shall not include the Excluded Assets. None of the covenants of this Security Agreement shall apply, and the Grantors make no representations or warranties at the Closing Date or upon any credit event under the Credit Agreement within the meaning of Section 4.02 of the Credit Agreement, in respect of the Excluded Assets other than to represent and warrant at such times that no Excluded Asset (other than any Excluded Equity Interests, any Excluded Account, any assets of a Foreign Subsidiary, or anything described in clause (ii) of the definition of “Excluded Assets”) is material to the business of such Grantor.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Lender on the Closing Date and on the date of each extension of credit under the Credit Agreement that:

3.1. Title, Perfection, Priority and Type. Such Grantor has good and valid title or rights in, or the power to transfer, the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Lender the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit H, the Lender will have a valid, fully perfected first priority security interest in that Collateral of such Grantor in which a security interest may be perfected by such filing, subject only to Liens permitted under Section 4.1(e). None of the Collateral constitutes, or is proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) Health-Care-Insurance Receivables; (5) timber to be cut, or (6) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the Collateral consists of motor vehicles or other goods subject to a certificate of title statute of any jurisdiction.

3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its full legal name, its state of organization, the organizational number issued to it by its state of organization, and its federal employer identification number are set forth on Exhibit A.

3.3. Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A; such Grantor has no other places of business except those set forth in Exhibit A.

3.4. Collateral Locations. All of such Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

3.5. Deposit Accounts. All of such Grantor’s Deposit Accounts are listed on Exhibit B.

3.6. Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Except as set forth on Exhibit A, such Grantor has not, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction.

3.7. Letter-of-Credit Rights and Chattel Paper. Exhibit C lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. All action by such Grantor necessary or desirable to protect and perfect the Lender’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Lender will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens permitted under Section 4.1(e).

3.8. Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts and Chattel Paper are and will be correctly stated in all material respects in all records of such Grantor relating thereto. As of the time when each Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

(b) Except as could not reasonably be expected to have a Material Adverse Effect, with respect to its Accounts, (i) all Accounts represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of such Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment consistent with past practice; (iii) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices or statements with respect thereto; (iv) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor’s financial condition; and (v) such Grantor has no knowledge that any Account Debtor has become insolvent or is generally unable to pay its debts as they become due.

(c) In addition, with respect to all of its Accounts, (i) the amounts shown on all invoices and statements with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; and (ii) to such Grantor’s knowledge, all Account Debtors have the capacity to contract.

(d) To the extent permitted by the Assignment of Claims Act, the payments due to a Grantor under each Government Contract can be assigned to Lender by complying with the provisions of the Assignment of Claims Act.

3.9. Inventory. With respect to any of its Inventory (a) such Inventory (other than Inventory in transit and Inventory in any one lot with a book value equal to or less than $25,000 and any Inventory in the aggregate with a book value equal to or less than $100,000) is located at one of such Grantor’s locations set forth on Exhibit A, (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(g), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the security interest granted to the Lender hereunder and other Liens permitted under Section 6.02 of the Credit Agreement, (d) such Inventory is of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder, and (g) the completion of manufacture, sale or other disposition of such Inventory by the Lender following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject.

3.10. Intellectual Property. Such Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D. This Security Agreement is effective to create a valid and continuing Lien and, upon filing of appropriate financing statements in the offices listed on Exhibit H and this Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office, valid, fully perfected first priority security interests in favor of the Lender on such Grantor’s Patents, Trademarks and Copyrights, such perfected security interests are enforceable as such as against any and all creditors of and purchasers from such Grantor; and all action necessary or desirable to protect and perfect the Lender’s Lien on such Grantor’s Patents, Trademarks or Copyrights shall have been duly taken.

3.11. Filing Requirements. None of the Equipment is covered by any certificate of title, except for the vehicles described in Part I of Exhibit E. None of the Collateral owned by it is of a type for which security interests or liens may be perfected by filing under any federal statute except for (a) the vehicles described in Part II of Exhibit E and (b) Patents, Trademarks and Copyrights held by such Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures are located is set forth in Exhibit F together with the name and address of the record owner of each such property.

3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Lender as the secured party and (b) in respect to other Liens permitted under Section 6.02 of the Credit Agreement. Other than Lender, no Person is in Control of any Collateral. Each Grantor is in compliance with its obligations set forth in Article IV.

3.13. Pledged Collateral.

(a) Exhibit G sets forth a complete and accurate list of all of the Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for the security interest granted to the Lender hereunder and other Liens permitted under Section 6.02 of the Credit Agreement. Such

Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Lender representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Lender so that the Lender may take steps to perfect its security interest therein as a General Intangible, (iii) all Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Lender pursuant to which the Lender has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Lender of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c) Except as set forth in Exhibit G, such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness or subject to the terms of an indenture.

3.14. No Approvals, Consents, Filings and other Actions. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Lender hereunder or (ii) the exercise by the Lender of any rights or remedies in respect of any Collateral in the United States (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for filings of financing statements with a Governmental Authority to perfect a Lien which can be perfected by filing, (B) with respect to the ability of the Lender to obtain direct payment from a Governmental Authority, compliance with the Assignment of Claims Act, and (C) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of securities.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:

4.1. General.

(a) Collateral Records. Such Grantor will maintain books and records with respect to the Collateral owned by it that are complete and accurate in all material respects, and furnish, subject to Section 4.1(c), to the Lender such reports relating to such Collateral as the Lender shall from time to time reasonably request.

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Lender to file, and if requested will deliver to the Lender, all financing statements and other documents and take such other actions as may from time to time be requested by the Lender in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Lender may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Lender promptly upon request. Such Grantor also ratifies its authorization for the Lender to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by the Lender, furnish to the Lender, as often as Lender shall reasonably request at such time as no Event of Default has occurred and is continuing and at any time when an Event of Default has occurred and is continuing, statements and schedules reasonably identifying and describing the Collateral owned by such Grantor and such other reports and information in connection with such Collateral as the Lender may reasonably request, all in such detail as the Lender may reasonably specify. Such Grantor also agrees to take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the security interest of the Lender in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral except for dispositions specifically permitted pursuant to Section 6.05 of the Credit Agreement.

(e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral except (i) the security interest created by this Security Agreement, and (ii) other Liens permitted under Section 6.02 of the Credit Agreement. Except as otherwise provided by this Agreement or the Credit Agreement, each Grantor shall maintain at its sole cost and expense the security interest of the Lender under this Security Agreement in all Collateral as a valid, perfected, first priority security interest and Lien.

(f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Lender as the secured party, and (ii) in respect of other Liens permitted under Section 6.02 of the Credit Agreement. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Lender, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g) Locations. Such Grantor will not (i) maintain any Collateral other than Inventory in transit and any one asset with a book value equal to or less than $25,000 and any assets in the aggregate with a book value equal to or less than $100,000 at any location other than those locations listed on Exhibit A or disclosed to Lender pursuant to clause (ii) of this Section 4.1(g), (ii) otherwise change, or add to, such locations without the Lender’s prior written consent as required by the Credit Agreement (and if the Lender gives such consent, such Grantor will concurrently therewith obtain a Collateral Access Agreement for each such location to the extent required by the Credit Agreement), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Credit Agreement.

(h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2. Receivables.

(a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence of an Event of Default, such Grantor may reduce the amount of Accounts arising from the sale of Inventory in the ordinary course of business consistent with past practice.

(b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it. At any time following the occurrence and during the continuation of an Event of Default, Lender may: (i) notify, or require any Grantor to notify, any Account Debtor of the Lender’s security interest in the Receivables and any Supporting Obligation; (ii) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Lender (or its agent); (ii) notify, or require any Grantor to notify, each Person to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time directly to the Lender; and (iii) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. Upon Lender’s notification to such Grantor that the Lender has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Lender, and until so turned over, all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of Lender hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.

(c) Delivery of Invoices. Such Grantor will deliver to the Lender promptly, and in any event within two (2) Business Days, upon its request after the occurrence and during the continuation of an Event of Default duplicate invoices with respect to each Account owned by it bearing such language of assignment as the Lender shall specify.

(d) Disclosure of Counterclaims on Receivables. If (i) any material discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any material dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable, such Grantor will promptly disclose such fact to and notify the Lender in writing. Such Grantor shall promptly report each credit memorandum and each of the facts required to be disclosed to the Lender in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.

(e) Electronic Chattel Paper. To the extent requested by the Lender, such Grantor shall take all steps necessary to grant the Lender Control of each item of electronic chattel paper in excess of $5,000, and all items in excess of $50,000, in the aggregate that constitutes part of the Collateral in accordance with the UCC and all “transferable records” related thereto as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.3. Inventory and Equipment.

(a) Maintenance of Goods. Such Grantor will do all things reasonably necessary to maintain, preserve, protect and keep its Inventory and the Equipment in good repair and working and saleable condition, except for damaged or defective goods arising in the ordinary course of such Grantor’s business and except for ordinary wear and tear in respect of the Equipment.

(b) Returned Inventory. If an Account Debtor returns any Inventory in excess of $25,000 in any one lot and $50,000 in the aggregate in any one fiscal year to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. In the event any Account Debtor returns Inventory in excess of $50,000 to such Grantor when an Event of Default exists, such Grantor, upon the request of the Lender, shall: (i) hold the returned Inventory in trust for the Lender; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Lender’s reasonable written instructions; and (iv) not issue any credits or allowances with respect thereto without the Lender’s prior written consent. All returned Inventory shall be subject to the Lender’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory.

(c) Equipment. Such Grantor shall promptly inform the Lender of any additions to exceeding $100,000 in book value or deletions from its Equipment exceeding $25,000 in book value. Such Grantor shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Lender does not have a Lien. Such Grantor will not, without the Lender’s prior written consent, alter or remove any identifying symbol or number on any of such Grantor’s Equipment constituting Collateral.

(d) Titled Vehicles. Such Grantor will give the Lender notice of its acquisition of any vehicle covered by a certificate of title and deliver to the Lender, upon request, the original of any vehicle title certificate and provide and/or file all other documents or instruments necessary to have the Lien of the Lender noted on any such certificate or with the appropriate state office.

4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Lender immediately upon execution of this Security Agreement the originals of any Chattel Paper, or Instrument constituting Collateral owned by it (if any then exist) that has a value, in each case, in excess of $5,000 and all Securities as and in the manner required by this Security Agreement, (b) hold in trust for the Lender upon receipt and immediately thereafter deliver to the Lender any such Chattel Paper or Instrument constituting Collateral that has a value, in each case, in excess of $5,000 and any Security and (c) upon the Lender’s request, deliver to the Lender (and thereafter hold in trust for the Lender upon receipt and immediately deliver to the Lender) any Document evidencing or constituting Collateral.

4.5. Uncertificated Pledged Collateral. Such Grantor will permit the Lender from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Lender granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any Pledged Collateral, to cause the Lender to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Lender, in form and substance reasonably satisfactory to the Lender, giving the Lender Control.

4.6. Pledged Collateral.

(a) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral to be registered in the name of the Lender or its nominee at any time at the option of the Lender.

(b) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, except during the continuance of an Event of Default, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Lender in respect of such Pledged Collateral or be inconsistent with the terms and conditions of this Security Agreement or the Credit Agreement.

(ii) Such Grantor will permit the Lender or its nominee at any time during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting Pledged Collateral as if it were the absolute owner thereof.

(iii) Except during the continuance of an Event of Default, such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement; provided that at no time shall Grantor be entitled to collect and receive any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement;

(iv) All Excluded Payments and all other distributions in respect of any of the Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Lender to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsement); and

(v) Upon the occurrence and during the continuation of an Event of Default, (X) all rights of such Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in Lender who shall thereupon have the sole right to exercise such voting and other consensual rights; and (Y) in order to permit Lender to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to Lender all proxies, dividend payment orders and other instruments as Lender may from time to time reasonably request and (2) each Grantor acknowledges that Lender may utilize the power of attorney set forth in Article VI of this Security Agreement.

(c) Non-U.S. Pledged Equity. If any issuer of an Equity Interest which forms a part of the Collateral is organized under a jurisdiction outside of the United States, upon the request of Lender, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable under the laws of such issuer’s jurisdiction to ensure the validity, perfection and priority of the first priority security interest and Lien of Lender.

(d) Partnership Interests. With respect to any Equity Interest included in the Collateral of an issuer which is a partnership or a limited liability company, if the Grantors own less than 100% of the Equity Interests in any such issuer, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of Lender.

4.7. Intellectual Property.

(a) Such Grantor will use its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Lender of any License held by such Grantor and to enforce the security interests granted hereunder.

(b) Such Grantor shall notify the Lender immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, and Grantor shall not do any act or omit to do any act whereby any such material intellectual property lapses or becomes abandoned, cancelled, dedicated to the public or unenforceable. Such Grantor shall take commercially reasonable steps to protect the secrecy of its trade secrets and collect all license payments owed to it pursuant to any permitted license of its intellectual property.

(c) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Lender prior written notice thereof, and, upon request of the Lender, such Grantor shall execute and deliver any and all security agreements as the Lender may request to evidence the Lender’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) In the event that any Patent, Trademark or Copyright owned by such Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, upon learning of such, such Grantor shall take commercially reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in the same.

4.8 Commercial Tort Claims. Such Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify the Lender of any commercial tort claim (as defined in the UCC) acquired by it with a value in excess of $100,000 and, unless the Lender otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit I hereto, granting to Lender a first priority security interest in such commercial tort claim.

4.9. Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a Letter-of-Credit Right with a value in excess of $25,000, it shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify the Lender thereof and, upon the request of Lender, cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Lender and (ii) agree to direct all payments thereunder to a Deposit Account at the Lender or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all in form and substance reasonably satisfactory to the Lender.

4.10. Federal, State or Municipal Claims. Such Grantor will promptly notify the Lender of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law. Grantor will, upon Lender’s reasonable request, (i) with respect to Government Accounts, comply in all respects, to the reasonable satisfaction of Lender, with the Assignment of Claims Act, and (ii) execute and deliver to Lender all documentation reasonably requested by Lender for compliance with the Assignment of Claims Act in connection with each Government Account.

4.11. No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Lender provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers or remedies.

4.12. Insurance. (a) In the event any Collateral is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Loan Party within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall at a minimum comply with applicable law, including the Flood Disaster Protection Act of 1973, as amended.

(b) All insurance policies required hereunder and under Section 5.10 of the Credit Agreement shall name the Lender as an additional insured or as lender’s loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Lender, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to the Lender; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to the Lender.

(c) All premiums on such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Lender upon request. If such Grantor fails to obtain or maintain any insurance as required by this Section, the Lender may, upon five (5) days’ notice, obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Lender shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.

4.13. Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement from the lessor of each leased property, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral with an aggregate value in excess of $100,000 is stored or located, which agreement or letter shall provide access rights, contain a waiver or subordination of all Liens or claims that the landlord, mortgagee, bailee or consignee may assert against the Collateral at that location, and shall otherwise be reasonably satisfactory in form and substance to the Lender.

4.14. Deposit Account Control Agreements. Such Grantor will provide to the Lender upon the Lender’s request, a Deposit Account Control Agreement duly executed on behalf of each financial institution holding a Deposit Account (other than an Excluded Account) of such Grantor as set forth in this Security Agreement.

4.15. Change of Name or Location; Change of Fiscal Year. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization whether by merger, consolidation or otherwise, (b) change its chief executive office, principal place of business, mailing address, corporate offices or warehouses or locations at which Collateral (other than Inventory in transit) with an aggregate value in excess of $100,000 is held or stored, or the location of its records concerning the Collateral as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, (e) change its state of incorporation or organization, or (f) change its fiscal year, in each case, unless the Lender shall have received at least thirty (30) days prior written notice thereof of such change and the Lender shall have acknowledged in writing that either (1) such change would not reasonably be expected to adversely affect the validity, perfection or priority of the Lender’s security interest in the Collateral, or (2) any reasonable action requested by the Lender in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Lender in any Collateral); provided that, any new location shall be in the continental U.S.

4.16 Notices. Upon any Grantor obtaining knowledge thereof, it shall promptly notify the Lender of any event that is reasonably likely to have a Material Adverse Effect on the value of the Collateral or any material portion thereof, the ability of any Grantor or the Lender to dispose of the Collateral or any material portion thereof, or on the rights and remedies of the Lender in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any material portion thereof. Each Grantor shall notify the Lender if at any time any warehouseman, bailee, or other third party shall have possession of any Collateral with a value in excess of $250,000 in the aggregate.

4.17 Perfection Requirements.

(i) With respect to any tangible Instruments or Tangible Chattel Paper included in the Collateral with a value in excess of $5,000, and with respect to any certificated security included in the Collateral, each Grantor shall deliver to the Lender the certificates evidencing such certificated securities, tangible Instruments or Tangible Chattel Paper duly indorsed by an effective indorsement (within the meaning of Section 8-107 of the New York UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to Lender or in blank.

(ii) With respect to any uncertificated security included in the Collateral and issued by an issuer formed under the laws of the United States or any political subdivision thereof (other than any uncertificated securities credited to a Securities Account), each Grantor shall cause the issuer of such uncertificated security to either (i) register Lender as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement in form and substance reasonably satisfactory to Lender pursuant to which such issuer agrees to comply with Lender’s instructions with respect to such uncertificated security without further consent by such Grantor; provided, however, that Lender shall only issue instructions with respect to such uncertificated security without the consent of such Grantor upon the occurrence and during the continuance of an Event of Default.

(iii) With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall ensure that Lender has Control thereof including through the entry into of one or more control agreements in form and substance reasonably satisfactory to Lender.

(iv) With respect to any Letter-of-Credit Rights with respect to a letter of credit included in the Collateral (other than any Letter-of-Credit Rights constituting a Supporting Obligation for a Receivable in which Lender has a valid and perfected security interest), upon request by Lender, Grantor shall ensure that Lender has Control thereof by obtaining the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to Lender; provided, however, that Lender shall only issue instructions with respect to such Letter of Credit Rights without the consent of such Grantor upon the occurrence and during the continuance of an Event of Default.

(v) With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral with a value in excess of $5,000 in any one record and $50,000 in the aggregate, Grantor shall ensure that Lender has Control thereof.

(vi) In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents or applications therefor, registered Trademarks or applications therefor, or registered Copyrights or applications therefor, each Grantor that is an owner or assignee of such intellectual property shall upon the Closing or within thirty (30) days of acquisition thereof execute and deliver to Lender a short form security agreement in substantially the form of Exhibit J-1 or Exhibit J-2 hereto, as applicable, (or a supplement thereto) covering all such intellectual property in appropriate form for recordation with the U.S. Patent and Trademark Office or the U.S. Copyright Office, as the case may be, with respect to the first priority security interest and Lien of Lender.

(vii) Without limiting the generality of Section 4.1(c), concurrent with the delivery of the Financial Statements required by Sections 5.01(a), (b) and (c) of the Credit Agreement, Grantors shall deliver to Lender any updated, supplemental or additional information responsive to all of the Exhibits to this Security Agreement in an annual perfection certificate supplement, which supplement shall be reasonably satisfactory to the Lender in form and substance.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a) Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall be materially false as of the date on which made.

(b) The breach by any Grantor of any of the terms or provisions of Article IV.

(c) The breach by any Grantor (other than a breach which constitutes an Event of Default under any other Section of this Article V) of any of the terms or provisions of this Security Agreement which is not remedied within fifteen (15) days.

(d) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement (beyond any applicable notice or grace periods as set forth therein).

(e) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless, upon five (5) Business Days’ written notice from the Lender to the applicable Grantor, (i) all certificates or other documents constituting such Security have been delivered to the Lender and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Lender has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

5.2. Remedies.

(a) Upon the occurrence of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Lender prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or other control agreement with any securities intermediary and take any action therein with respect to such Collateral;

(iv) without notice (except as specifically provided in a Collateral Access Agreement, Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Lender may deem commercially reasonable; and

(v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Lender was the outright owner thereof.

(vi) except with regard to Excluded Accounts, Lender may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of Lender.

(vii) Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Lender may sell the Collateral without giving any warranties as to the Collateral. Lender may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(b) The Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Lender, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(c) Until the Lender is able to effect a sale, lease, or other disposition of Collateral, the Lender shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Lender. The Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Lender’s remedies, with respect to such appointment without prior notice or hearing as to such appointment. If Lender sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Lender and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Lender may resell the Collateral and Grantor shall be credited with proceeds of the sale accordingly.

(d) If, after the Credit Agreement has terminated by its terms and all of the Obligations have been paid in full, there remain Swap Obligations outstanding, the Lender may exercise the remedies provided in this Section 5.2 upon the occurrence of any event which would allow or require the termination or acceleration of any Swap Obligations pursuant to the terms of the Swap Agreement.

(e) Notwithstanding the foregoing, the Lender shall not be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Lender shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.3. Grantor’s Obligations Upon Event of Default. Upon the request of the Lender after the occurrence and during the continuation of an Event of Default, each Grantor will:

(a) assemble and make available to the Lender the Collateral and all books and records relating thereto at any place or places specified by the Lender, whether at a Grantor’s premises or elsewhere;

(b) permit the Lender, by the Lender’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Lender may request, all in form and substance reasonably satisfactory to the Lender, and furnish to the Lender, or cause an issuer of Pledged Collateral to furnish to the Lender, any information regarding the Pledged Collateral in such detail as the Lender may specify;

(d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Lender to consummate a public sale or other disposition of the Pledged Collateral; and

(e) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Lender, at any time, and from time to time, promptly upon the Lender’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4. Grant of Intellectual Property License. For the purpose of enabling the Lender to exercise the rights and remedies under this Article V at such time as the Lender shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Lender an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Lender may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Lender’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Lender may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

5.5 Intellectual Property Rights. Notwithstanding anything to the contrary in this Security Agreement, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:

(i) Lender shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, Lender or otherwise, in Lender’s reasonable discretion, to enforce any intellectual property rights owned by such Grantor, in which event such Grantor shall, at the request of Lender, at such Grantor’s sole cost and expense, do any and all lawful acts and execute any and all documents reasonably required by Lender in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify Lender as provided in Section 7.19 of this Security Agreement and as set forth in the Credit Agreement.

(ii) upon Lender’s request, each Grantor shall grant, assign, convey or otherwise transfer to Lender all of such Grantor’s right, title and interest in and to any intellectual property that is Collateral and shall execute and deliver to Lender such documents as are necessary or appropriate to carry out the intent and purposes of this Security Agreement;

(iii) each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that Lender receives cash proceeds in respect of the sale of, or other realization upon, any such intellectual property;

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1. Account Verification. The Lender may at any time after the occurrence and during the continuation of an Event of Default, in the Lender’s own name, in the name of a nominee of the Lender, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Lender’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2. Authorization for Lender to Take Certain Action.

(a) Each Grantor irrevocably authorizes the Lender and appoints the Lender as its attorney-in-fact, at any time upon the occurrence and during the continuance of any Event of Default, (i) to endorse and collect any cash proceeds of the Collateral, (ii) to file any financing statement with respect to the Collateral and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Lender in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Lender’s security interest in the Collateral, (iii) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Lender Control over such Pledged Collateral, (iv) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens that are permitted under Section 6.02 of the Credit Agreement), (v) to contact Account Debtors for any reason provided in, and subject to the requirements of, Section 6.1, (vi) to demand payment or enforce payment of the Receivables in the name of the Lender or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (vii) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (viii) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (ix) to settle, adjust, compromise, extend or renew the Receivables, (x) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xi) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xii) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiii) to change the address for delivery of mail addressed to such Grantor to such address as the Lender may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xiv) to do all other reasonable acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Lender on demand for any payment made or any expense incurred by the Lender in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement.

(b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Lender under this Section 6.2 are solely to protect the Lender’s interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender agrees that it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.3. Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE LENDER AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) OF THE GRANTOR WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT, TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO SUCH RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT, UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT, TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF ANY EVENT OF DEFAULT.

6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE LENDER AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 7.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE LENDER, NOR ANY OF ITS AFFILIATES, NOR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

GENERAL PROVISIONS

7.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to Grantors, addressed as set forth in Article IX, at least ten (10) days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Lender as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Lender, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

7.2. Limitation on the Lender’s Duty with Respect to the Collateral. The Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Lender shall use reasonable care with respect to the Collateral in its possession or under its control. The Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Lender (i) to fail to incur expenses deemed significant by the Lender to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 7.2 is to provide non-exhaustive indications of what actions or omissions by the Lender would be commercially reasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7.2. Without limitation upon the foregoing, nothing contained in this Section 7.2 shall be construed to grant any rights to the Grantor or to impose any duties on the Lender that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7.2.

7.3. Compromises and Collection of Collateral. The Grantors and the Lender recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Lender may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Lender in its sole discretion shall determine or abandon any Receivable, and any such action by the Lender shall be commercially reasonable so long as the Lender acts in good faith based on information known to it at the time it takes any such action.

7.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, upon five (5) Business Days’ notice, the Lender may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Lender for any amounts paid by the Lender pursuant to this Section 7.4. The Grantors’ obligation to reimburse the Lender pursuant to the preceding sentence shall be a Secured Obligation payable on demand.

7.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.12, 4.13, 4.14, 4.15, 4.17, 5.3, 5.4, 5.5, or 7.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Lender to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 7.5 shall be specifically enforceable against the Grantors.

7.6. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Lender or other conduct of the Lender, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon the Lender unless such authorization is in writing signed by the Lender.

7.7. No Waiver; Amendments; Cumulative Remedies. No failure or delay by the Lender to exercise any right or power under this Security Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or consent to any departure by the Grantor therefrom shall in any event be effective unless in writing signed by the Lender and then only to the extent in such writing specifically set forth.

7.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable..

7.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Lender and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Lender. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Lender hereunder.

7.11. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

7.12. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Lender for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Lender) paid or incurred by the Lender in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and, to the extent provided in the Credit Agreement in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

7.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

7.14. Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms, (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or in the sole discretion of the Lender, a back up standby Letter of Credit reasonably satisfactory to the Lender has been delivered to the

Lender as required by the Credit Agreement) other than contingent indemnification obligations in which no claim has been made or is reasonably foreseeable and (iii) no commitments of the Lender which would give rise to any Secured Obligations are outstanding.

7.15. Entire Agreement. This Security Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Lender relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Lender relating to the Collateral.

7.16. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

7.17. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE LENDER TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE LENDER OR ANY AFFILIATE OF THE LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

7.18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

7.19. Indemnity. Each Grantor hereby agrees to indemnify the Lender and its successors, assigns, agents and employees (each such Person being called an “Indemnitee”), from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Lender is a party thereto) imposed on, incurred by or asserted against the Lender, or its successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Lender or any Grantor, and any claim for Patent, Trademark or Copyright infringement); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, damages, penalties, suits, costs, or expenses resulted from the gross negligence or willful misconduct of such Indemnitee.

7.20. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

ARTICLE VIII

NOTICES

8.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 8.01 of the Credit Agreement.

8.2. Change in Address for Notices. Each of the Grantors and the Lender may change the address for service of notice upon it by a notice in writing to the other parties.

{Signature Pages Follow}

IN WITNESS WHEREOF, the below has executed this Security Agreement as of the date first above written.

GRANTOR:

RAND WORLDWIDE, INC.

By:	/s/ Lawrence Rychlak
Name:	Lawrence Rychlak
Title:	President

My Commission Expires: 2/12/2017

STATE OF MARYLAND     )

                                                ) SS

COUNTY OF BALTIMORE)

The foregoing instrument was acknowledged before me this 3rd day of November, 2014, by, a            of            , on behalf of said

Notary Public
My commission expires:	2/12/2017

{Signatures continue on next page.}

Signature Page to Security Agreement

IN WITNESS WHEREOF, the below has executed this Security Agreement as of the date first above written.

GRANTOR:

RAND WORLDWIDE FOREIGN HOLDINGS, INC.

By:	/s/ Lawrence Rychlak
Name:	Lawrence Rychlak
Title:	President

My Commission Expires: 2/12/2017

STATE OF MARYLAND    )

                                                ) SS

COUNTY OF BALTIMORE)

The foregoing instrument was acknowledged before me this 3rd day of November, 2014, by, a            of            , on behalf of said

Notary Public
My commission expires:	2/12/2017

{Signatures continue on next page.}

Signature Page to Security Agreement

IN WITNESS WHEREOF, the below has executed this Security Agreement as of the date first above written.

GRANTOR:

RAND WORLDWIDE SUBSIDIARY, INC.

By:	/s/ Lawrence Rychlak
Name:	Lawrence Rychlak
Title:	President

My Commission Expires: 2/12/2017

STATE OF MARYLAND    )

                                                ) SS

COUNTY OF BALTIMORE)

The foregoing instrument was acknowledged before me this 3rd day of November, 2014, by, a            of            , on behalf of said

Notary Public
My commission expires:	2/12/2017

{Signatures continue on next page.}

Signature Page to Security Agreement

IN WITNESS WHEREOF, the below have executed this Security Agreement as of the date first above written.

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Morgan Higgins
Name:	Morgan Higgins
Title:	Vice President

Signature Page to Security Agreement

EXECUTION VERSION

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.6, 3.9 and 4.1 of Security Agreement)

NOTICE ADDRESS FOR ALL GRANTORS

Rand Worldwide 11201 Dolfield Blvd, Suite 112 Owings Mills, MD 21117 Attention: Lawrence Rychlak Facsimile: 410-581-8080

INFORMATION AND COLLATERAL LOCATIONS OF Rand Worldwide, Inc.

I.	Full Legal Name of Grantor: Rand Worldwide, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2095550

V.	Federal Identification Number: 84-1035353

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

11201 Dolfield Blvd, Suite 112

Owings Mills, MD 21117

Attention: Lawrence Rychlak

VII.	Locations of Collateral:

(a) Properties Owned by the Grantor:

None.

(b) Properties Leased by the Grantor (Include Landlord’s Name):

Address of Property	Landlord’s Name
161 Worcester Rd Suite 401 Framingham, MA 01701	CRP-3 the Meadows, LLC

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d) Other Locations of Collateral: 11201 Dolfield Blvd, Suite 112, Owings Mills, MD 21117

VIII.	Other Names: Avatech Solutions, Inc., Imaginit Technologies, Ascent, Rand Worldwide.

INFORMATION AND COLLATERAL LOCATIONS OF Rand Worldwide Foreign Holdings, Inc.

I.	Name of Grantor: Rand Worldwide Foreign Holdings, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 4399662

V.	Federal Identification Number: 26-0630109

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

11201 Dolfield Blvd, Suite 112

Owings Mills, MD 21117

Attention: Lawrence Rychlak

VII.	Locations of Collateral:

(a) Properties Owned by the Grantor:

None.

(b) Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d) Other Locations of Collateral: 161 Worcester Road, Suite 401, Framingham, MA 01701;

                                                        11201 Dolfield Blvd, Suite 112, Owings Mills, MD 21117

VIII.	Other Names: Rand Worldwide, Inc.

INFORMATION AND COLLATERAL LOCATIONS OF Rand Worldwide Subsidiary, Inc.

I.	Name of Grantor: Rand Worldwide Subsidiary, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2662225

V.	Federal Identification Number: 52-2023997

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

11201 Dolfield Blvd, Suite 112

Owings Mills, MD 21117

Attention: Lawrence Rychlak

VII.	Locations of Collateral:

(a) Properties Owned by the Grantor:

None.

(b) Properties Leased by the Grantor (Include Landlord’s Name):

Address of Property	Name of Landlord
5000 Birch St Suite 4500 Newport Beach, CA 92660	Cornerstone Partners IV, LLC

8101 East Prentice Ave. Suite 725 Greenwood Village, CO 80111	GPIPM LTD

555 Winderley Place Suite 225 Maitland, FL 32751	FCA Fund LLC

7880 Woodland Center Blvd. Tampa, FL 33614	Liberty Property Limited Partnership

35 E. Wacker Drive Suite 1960 Chicago, IL 60601	DUS Management, Inc.

3601 Algonquin Rd Suite 220 Rolling Meadows, IL 60008	3601 Crossroads, LLC

8604 Allisonville Road Suite 370 Indianapolis, IN 46250	Castle Creek Office LLC

11156 Aurora Ave Urbandale, IA 50322	R&R Realty Group LTD

11201 Dolfield Blvd Suite 112 Owings Mills, MD 21117	Merritt Properties

1228 Kirts Blvd Suite 400 Troy, MI 48084	Ari-El Enterprises

4445 Wilson South West Grandville, MI 49418	Wilson Street Management

860 Blue Gentian Road Suite 145 Eagan, MN 55121	BPG GRAND OAK BUILDING I INVESTORS, LLC

11422 Miracle Hills Drive Suite 420 Omaha, NE 68154	IRET Properties

2 Commerce Drive Suite 203 Bedford, NH 03110	2 Commerce Drive, LLC

4600- A Montgomery Blvd NE Suite 205 Albuquerque, NM 87109	Monroe HBC LLC

1 Computer Drive South Albany, NY 12205	Willard T Anderson Properties

6225 Sheridan Dr Suite 202 Buffalo, NY 14221	Univest II Corp

61 Broadway Suite 2004 New York, NY 10006	RXR 61 Broadway Owner LLC

Donwood Office Park 101-135 Old Cove Rd, Suite 109 Liverpool, NY 13090	Donwood Office Park Associate

217 N Washington Street Rome, NY 13440	Persistence Realty, LLC

2201 Water Ridge Pkwy Suite 330 Charlotte, NC 28217	FRDGS II REO LLC

13420 Reese Blvd West Huntersville, NC 28078	Max Daetwyler Corporation

One Copley Parkway Suite 104 Concourse Building Morrisville, NC 27560	Highwoods Properties, Inc.

6155 Rockside Rd Suite 201 Independence, OH 44131	Rockside Square I

2545 Farmers Drive Suite 100 Columbus, OH 43235	S F & E Associates, Ltd.

6640 Poe Avenue Suite 4500 Dayton, OH 45414	Poe Park Center LLC

1446 S Reynolds Road Suite 320 Maumee, OH 43537	Reynolds Investment Group, Ltd

421 SW 6th Ave Suite 975 Portland, OR 97204	UPI Commonwealth LLC

1255 Corporate Drive Suite 175 Irving, TX 75038	NNN Westpoint, LLC

10700 Richmond Ste 131 Houston, TX 77042	Gupta Richmond Avenue, LP

488 East 6400 South Suite 350 Murray City, UT 84107	Commerce Park Owners I LLC

630 Peter Jefferson Parkway Suite 175 Charlottesville, VA 22911	PJP Building II LC

8100 Three Chopt Road Suite 119 Richmond, VA 23229	KR Augst & Otis Poole

5700 Cleveland Street Suite 410 Virginia Beach, VA 23462	Chartway Federal Credit Union

2101 Fourth Ave Suite 1160 Seattle, WA 98121	Selig Real Estate holding Five LLC

1110 North Old World Third Street Suite 412 Milwaukee, WI 53203	RFP Office, LLC

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

(d) Other Locations of Collateral: 161 Worcester Road, Suite 401, Framingham, MA 01701

VIII.	Other Names: Avatech Solutions Subsidiary, Inc.

EXHIBIT B

(See Section 3.5 of Security Agreement)

DEPOSIT ACCOUNTS

Name of Grantor	Name of Institution	Account Number
Rand Worldwide, Inc.	PNC Bank	Ending-3847
Rand Worldwide, Inc.	PNC Bank	Ending-3863
Rand Worldwide, Inc.	PNC Bank	Ending-3WCL

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

None.

CHATTEL PAPER

None.

EXHIBIT D

(See Section 3.10 and 3.11 of Security Agreement)

INTELLECTUAL PROPERTY RIGHTS

PATENTS

None.

PATENT APPLICATIONS

None.

TRADEMARKS

Name of Loan Party	Trademark	Serial Number	Registration Date
Rand Worldwide, Inc.	Avatech Solutions, Inc.	75269511	1998-09-22

TRADEMARK APPLICATIONS

None.

COPYRIGHTS

Name of Loan Party	Copyright	Document Number	Date of Recordation
Rand Worldwide, Inc.	3ds max version 4 and user’s guides & 218 other titles	V3566D647	2007-09-06

Rand Worldwide, Inc.	3ds max version 6 & 16 other titles	V3517D331	2004-10-15

Rand Worldwide, Inc.	AutoCAD 2002 & 53 other titles	V3516D450	2004-10-20

Rand Worldwide, Inc.	AutoCAD 2009 and user assistance cue cards & 83 other titles	V3580D696	2009-05-11

Rand Worldwide, Inc.	AutocCAD 2002 & 18 other titles	V3493D454	2002-08-19

Rand Worldwide, Inc.	AutocCAD 2002 & 18 other titles	V3493D455	2002-08-19

Rand Worldwide, Inc.	AutocCAD 2002 & 18 other titles	V3493D456	2002-08-19

Rand Worldwide, Inc.	AutocCAD 2002 & 18 other titles	V3493D457	2002-08-19

Rand Worldwide, Inc.	AutocCAD 2002 & 18 other titles	V3493D458	2002-08-19

Rand Worldwide, Inc.	Civil design in-depth courseware	TXu001114171	2003-07-08

Rand Worldwide, Inc.	Discreet education reseller agreement (United States)	V3516D938	2004-09-08

Rand Worldwide, Inc.	Land desktop fundamentals	TXu001095845	2003-02-04

Rand Worldwide Subsidiary, Inc.	AutoCAD 2002 & 23 other titles.	V3516D132	2004-05-12

COPYRIGHT APPLICATIONS

None.

INTELLECTUAL PROPERTY LICENSES

None.

EXHIBIT E

(See Section 3.11 of Security Agreement)

TITLE DOCUMENTS

I. Vehicles subject to certificates of title:

Name of Grantor	Description	Title Number	State Where Issued
None.

II. Aircraft/engines/parts, ships, railcars and other vehicles governed by federal statute:

Name of Grantor	Description	Registration Number
None.

EXHIBIT F

(See Section 3.11 of Security Agreement)

FIXTURES

I. Legal description, county and street address of property on which Fixtures are located (by Grantor):

None

II. Name and Address of Record Owner:

N/A

EXHIBIT G

(See Section 3.13 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

STOCKS

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Rand Worldwide, Inc.	Rand Worldwide Subsidiary, Inc.	1	1,000	Common	100%
Rand Worldwide, Inc.	Rand Worldwide Foreign Holdings, Inc.	15	0.65	Common	65%
Rand Worldwide Foreign Holdings, Inc.	Rand A Technology Corporation	4C	65	Common	65%
Rand Worldwide Foreign Holdings, Inc.	Rand A Technology Corporation	4AP, 5AP	4,972,730	Class A Preference Shares	100%

BONDS

None.

GOVERNMENT SECURITIES

None.

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest
Rand Worldwide, Inc.	PNC Bank	Blackrock Liquidity Fund FedFund Dollar	100%

EXHIBIT H

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS WILL BE FILED

Delaware Secretary of State

EXHIBIT I

(See Section 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated             ,          is delivered pursuant to Section 4.8 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated              ,         , between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Lender, (as amended or modified from time to time prior to the date hereof, the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

Schedule I to Amendment to Security Agreement

COMMERCIAL TORT CLAIMS

EXHIBIT J-1

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) dated as of             ,         , among Rand Worldwide, Inc., a Delaware corporation (formerly known as Avatech Solutions, Inc.) (the “Borrower”), Rand Worldwide Foreign Holdings, Inc., a Delaware corporation (“Rand Holdings”) and Rand Worldwide Subsidiary, Inc., a Delaware corporation (“Rand Worldwide Subsidiary”) and JPMorgan Chase Bank, N.A. (the “Lender”). The Borrower, Rand Holdings and Rand Worldwide Subsidiary are each referred to herein as a “Grantor” and collectively as the “Grantors”.

Reference is made to (a) the Pledge and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors and the Lender and (b) the Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Loan Parties (as defined in the Credit Agreement) and the Lender. The Lender has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit is conditioned upon, among other things, the execution and delivery of this Trademark Security Agreement. The Grantors will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and are willing to execute and deliver this Trademark Security Agreement in order to induce the Lender to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Trademark Security Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations (as defined in the Credit Agreement), the Grantors, pursuant to the Security Agreement, did and hereby do grant to the Lender, its successors and assigns, for the ratable benefit of the Lender, a security interest in and lien on, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest in all of the Grantor’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world, including those listed on Schedule I hereto (the “Trademark Collateral”), provided, however, that notwithstanding anything herein to the contrary, the term “Trademark Collateral” shall not include the Excluded Assets.

SECTION 3. Security Agreement. The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Security Agreement. The Grantors hereby acknowledge and affirm that the rights and remedies of the Lender with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Trademark Security Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4. Choice of Law. This Trademark Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures on following page.]

IN WITNESS WHEREOF, the undersigned has duly executed this Trademark Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20    , by    , a             of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Trademark Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE FOREIGN HOLDINGS, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20    , by    , a             of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Trademark Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE SUBSIDIARY, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20    , by    , a             of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Trademark Security Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Schedule I

TRADEMARKS

TRADEMARK APPLICATIONS

EXHIBIT J-2

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) dated as of             ,         , among Rand Worldwide, Inc., a Delaware corporation (formerly known as Avatech Solutions, Inc.) (the “Borrower”), Rand Worldwide Foreign Holdings, Inc., a Delaware corporation (“Rand Holdings”) and Rand Worldwide Subsidiary, Inc., a Delaware corporation (“Rand Worldwide Subsidiary”) and JPMorgan Chase Bank, N.A. (the “Lender”). The Borrower, Rand Holdings and Rand Worldwide Subsidiary are each referred to herein as a “Grantor” and collectively as the “Grantors”.

Reference is made to (a) the Pledge and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Grantors and the Lender and (b) the Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Loan Parties (as defined in the Credit Agreement) and the Lender. The Lender has agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lender to extend such credit is conditioned upon, among other things, the execution and delivery of this Copyright Security Agreement. The Grantors will derive substantial benefits from the extension of credit pursuant to the Credit Agreement and are willing to execute and deliver this Copyright Security Agreement in order to induce the Lender to extend such credit. Accordingly, the parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Copyright Security Agreement and not otherwise defined herein have the meanings specified in the Security Agreement.

SECTION 2. Grant of Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations (as defined in the Credit Agreement), the Grantors, pursuant to the Security Agreement, did and hereby do grant to the Lender, its successors and assigns, for the ratable benefit of the Lender, a security interest in and lien on, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by the Grantors or in which the Grantors now have or at any time in the future may acquire any right, title or interest in all of the Grantors’ right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all moral rights in any of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (e) the right to sue for past, present, and future infringements of any of the foregoing; and (f) all rights corresponding to any of the foregoing throughout the world, including those listed on Schedule I hereto (the “Copyright Collateral”), provided, however, that notwithstanding anything herein to the contrary, the term “Copyright Collateral” shall not include the Excluded Assets.

SECTION 3. Security Agreement. The security interests granted to the Lender herein are granted in furtherance, and not in limitation of, the security interests granted to the Lender pursuant to the Security Agreement. The Grantor hereby acknowledges and affirms that the rights and remedies of the Lender with respect to the Copyright Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Copyright Security Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

SECTION 4. Choice of Law. This Copyright Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signatures on following page.]

IN WITNESS WHEREOF, the undersigned has duly executed this Copyright Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20     , by             , a              of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Copyright Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE FOREIGN HOLDINGS, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20    , by             , a             of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Copyright Security Agreement as of the day and year first above written.

GRANTOR:

RAND WORLDWIDE SUBSIDIARY, INC.

By:
Name:
Title:

My Commission Expires:

STATE OF                                 )

                                                     ) SS

COUNTY OF                             )

The foregoing instrument was acknowledged before me this      day of             , 20    , by             , a              of             , on behalf of said

Notary Public

My commission expires:

{Signatures continue on next page.}

IN WITNESS WHEREOF, the undersigned has duly executed this Copyright Security Agreement as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

Schedule I

COPYRIGHTS

COPYRIGHT APPLICATIONS